UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2004

ARCH CHEMICALS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 229-2900

N/A

(Former name or former address, if changed since last report)

Amendment No. 1 to Form 8-K

Arch Chemicals, Inc. hereby files Amendment No. 1 to its Form 8-K (date of report/date of earliest event reported: April 2, 2004) filed with the Securities and Exchange Commission on April 19, 2004. Such Form 8-K is hereby amended and supplemented as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report.

(a)	Financial Statements of Avecia Biocides business of Avecia Group plc (“Avecia Biocides”).

The audited financial statements of Avecia Biocides as of and for the year ended December 31, 2003 and the notes thereto and the report of KPMG Audit Plc, independent auditors, and the unaudited financial statements of Avecia Biocides as of March 31, 2004 and for the three months ended March 31, 2004 and 2003 are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined condensed consolidated balance sheet of Arch Chemicals, Inc. as of March 31, 2004, and the unaudited pro forma combined condensed consolidated statements of income of Arch Chemicals, Inc. for the three months ended March 31, 2004 and the twelve months ended December 31, 2003 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(c)	Exhibits

23	Consent of KPMG Audit Plc.

99.1	Financial statements of Avecia Biocides as of and for the year ended December 31, 2003, and as of March 31, 2004 and for the three months ended March 31, 2004 and 2003.

99.2	Unaudited pro forma combined condensed consolidated financial statements of Arch Chemicals, Inc. as of and for the three months ended March 31, 2004, and for the twelve months ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2004

ARCH CHEMICALS, INC.

By:	/s/ Louis S. Massimo
Name:	Louis S. Massimo
Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibits
23	Consent of KPMG Audit Plc.

99.1	Financial statements of Avecia Biocides as of and for the year ended December 31, 2003, and as of March 31, 2004 and for the three months ended March 31, 2004 and 2003.

99.2	Unaudited pro forma combined consolidated condensed financial statements of Arch Chemicals, Inc. as of and for the three months ended March 31, 2004, and for the twelve months ended December 31, 2003.